Short-Term Debt	12 Months Ended
Dec. 31, 2016
Short-Term Debt
(11)	Short-Term Debt

The Company classifies debt as short-term if the maturity date at inception is less than one year.

In December 2015, the Company renewed an agreement to increase its $600 million commercial paper program to $750 million. The Company had $300 million and $400 million outstanding under the agreement as of December 31, 2016 and 2015, respectively, with a weighted average interest rate of 0.72% and 0.45%, respectively.

In November 2015, the Company terminated its $400 million unsecured revolving promissory note and line of credit agreement with its parent company.

In March 2016, the Company renewed an agreement with the FHLB to extend its ability to borrow in order to provide financing for operations. This extension, which expires on March 24, 2017, allows the Company access to borrow up to $250 million, which would be collateralized by pledged securities. The Company had $6.1 billion and $6.7 billion in eligible collateral and no amounts outstanding under the agreement as of December 31, 2016 and 2015, respectively.

In April 2015, NMIC and the Company replaced their previous $600 million revolving credit facility with a new credit facility of $750 million, which expires on April 2, 2020. The Company had no amounts outstanding under this agreement as of December 31, 2016 and 2015.

The Company has entered into an agreement with its custodial bank to borrow against the cash collateral that is posted in connection with its securities lending program. The maximum amount available under the agreement is $350 million. The borrowing rate on this program is equal to one-month U.S. LIBOR. The Company had no amounts outstanding under this agreement as of December 31, 2016 and 2015.

The amount of interest paid on short-term debt was immaterial in 2016, 2015 and 2014.